Income Taxes - Schedule of Provision (Benefit) for Income Taxes (Detail) - Rocket Lab USA, Inc. - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Dec. 31, 2020	Dec. 31, 2019
Current:
Federal			$ 0	$ 0
State			0	1
Foreign			1,410	956
Total			1,410	957
Deferred:
Foreign			(943)	(603)
Total			(943)	(603)
Provision for income taxes	$ 704	$ 749	$ 467	$ 354
Effective tax rate	(2.20%)	(3.30%)	(0.86%)	(1.18%)